National Financial Partners Corp. UBS Asset Gathering Conference March 30, 2006

Related to Forward-Looking Statements Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, Cash earnings, Cash earnings per diluted share, acquisitions or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements. These forward-looking statements are based on management’s current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance. Actual results may differ materially from those contemplated by forward-looking statements. The Company refers you to its filings with the SEC, including its most recent registration statement on Form S-1 and Annual Report on Form 10-K for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements. Forward-looking statements made during this presentation speak only as of today’s date. The Company expressly disclaims any obligation to update or revise any forward-looking statements. 2

Related to Non-GAAP Financial Information The historical and forward-looking financial information in this presentation includes performance measures called Cash earnings and Cash earnings per diluted share (“Cash EPS”), both of which are based on methodologies other than Generally Accepted Accounting Principles (“GAAP”). Cash earnings is defined as GAAP net income excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets. Cash EPS is calculated by dividing Cash earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. National Financial Partners Corp. (“NFP” or the “Company”) uses these measures in analyzing its performance; it believes these measures are of interest to the investment community because they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that is not otherwise apparent under GAAP. Cash earnings and Cash EPS should not be viewed as substitutes for GAAP net income and GAAP net income per share, respectively. Reconciliations of Cash earnings to GAAP net income and Cash EPS to GAAP net income per share, the most directly comparable GAAP measures, are included on the following page within this presentation as well as in NFP’s Annual Report on Form 10-K and Quarterly Financial Supplements available on the Company’s Web site at www.nfp.com.

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Reconciliation of Net Income to Cash Earnings (Dollars in thousands, except per share data) 2005 2004 2003 2002 2001 2000 GAAP Net income (loss) $ 56,182 $ 40,142 $ 23,501 $ 11,593 $ (5,742) $ (11,608) Amortization of intangibles 23,709 19,550 16,461 13,321 15,476 11,990 Depreciation 7,815 6,658   4,748 3,106                2,836 1,350 Impairment of goodwill and intangible assets 8,057 4,791 9,932 1,822 4,394 2,503 Cash earnings $ 95,763 $ 71,141  $ 54,642 $ 29,842 $ 16,964 $ 4,235 GAAP net income (loss) per diluted share $ 1.48 $ 1.10   $ 0.74 $ 0.40 $ (0.24) $ (0.52) Amortization of intangibles               0.62 0.53 0.52 0.47 0.64 0.54 Depreciation 0.21                0.18 0.15 0.11 0.12 0.06 Impairment of goodwill and intangible assets 0.21 0.13 0.31 0.06 0.18 0.11 Cash EPS $ 2.52 $ 1.94           $ 1.72 $ 1.04 $ 0.70 $ 0.19 Note: The sum of the per-share components of Cash EPS may not agree to Cash EPS due to rounding.4

A Premier Financial Services Distribution Company Independent distribution with an open architecture structure A focus on providing best-of-class financial services product to clients A national network of over 165 owned and over 210 affiliated firms A proven acquisition model for successful independent financial services distributors A platform for growth built on product breadth and expertise NFP owned firm NFP affiliated firm 5

A History Built on Independence PartnersFinancial, an insurance marketing organization, formed to provide scale and resources to independent life insurance producers 1987 1998 1999 2001 2003 2004 2005 2006 Over 50 transactions completed, including the acquisition of Partners NFP completes Initial Public Offering NFP acquires Highland (its largest transaction) and Sontag Advisory (its largest advisor acquisition) Apollo commits $125 million private equity investment and consolidation strategy is implemented NFP completes 100th acquisition NFP completes Secondary Offering and 150th acquisition NFP completes Secondary Offering 6

Sources of Earnings Growth Long-term target of high single digit “same store” revenue growth Acquire high-performing firms with strong track record Significant financial benefits to reward growth Scale with product manufacturers and joint work opportunities Capital flexibility allows NFP to be opportunistic A recognized acquisition leader with a unique transaction structure and healthy pipeline Acquisitions EPS accretive on an annual basis and generate strong free cash flow Leveraging corporate functions which are largely built out Centralization of certain back-office operations for firms Internal “Same Store” Revenue Growth Acquisition Growth A Scalable Corporate Platform 7

Same Store Revenue Growth 2002 Full Year: 4.8% 2003 Full Year: 13.5% 2004 Full Year 16.2% 2005 Full Year: 22.4% Long-Term Targeted Growth Rate of High Single-Digits “Same Store” Revenue Growth Growth Drivers include: Quality of firms Mix of business Demographic trends Competitive environment Cross-selling success Appropriate incentives NFP growth platform 8

Successful Acquisition Program Acquisitions Base Earnings Acquired Annually ($ Millions) 1999 2000 2001 2002 2003 2004 2005 Jan-06 $30.0 $25.0 $20.0 $15.0 $10.0 $5.0 $0.0 $21.3 $16.4 $17.6 $11.6 $14.2 $17.3 $26.3   $9.9 Strong Track Record In six of seven years of operating history, met or exceeded acquisition budget of $13-$15 million in base earnings Capital flexibility allows NFP to be opportunistic Large universe of potential future acquisitions Notes: Reflects gross base earnings acquired for each period and does not reflect restructures and/or dispositions. 9

Corporate Expense Leverage Opportunity Ratio of corporate general & administrative expenses (G&A) to revenue continues to decline. Operating Leverage 2001 2002  2003 2004                2005 14 12 10 8 6 4 2 0 (%) 11.7% 7.8% 5.9% 5.7% 5.5% 4.6% 10

Acquisitions – A Core Competency Estimated 4,000 potential acquisition targets Database of 800 firms with estimated financials A dedicated team – 7 M&A professionals, in-house legal support Strict acquisition criteria including a sustainable earnings record and in depth due diligence A focus on potential niche opportunities Probability of a potential target becoming a completed transaction often increases over time Deals not meeting NFP criteria are eliminated during initial due diligence 11

The NFP Transaction Model Philosophy Transaction Example Exhaustive business & legal due diligence Target the highest quality distributors Acquired earnings typically calculated using recurring revenue Economic alignment and ongoing growth rewards Entrepreneur “sells” 50% of free cash flow (“Base”) NFP pays approximately 5.0-6.0x Base NFP retains preferred position in earnings and full upside participation Ongoing management contract creates value for entrepreneur Total revenue $ 3,000,000 Operating expenses $ (1,500,000) Earnings before owners compensation (Target) $ 1,500,000 Percent of earnings capitalized   50% Amount capitalized (Base) $750,000 Initial acquisition multiple 5.0x Initial purchase price for 50% of economics $ 3,750,000 Transaction structure generates strong free cash flow and is EPS accretive 12

Unique Acquisition Model Principals Earn Management Fees NFP Acquires 100% of Operating Co. Principals Are Independent Contractors Operating Company Management Contract Provides for: Principals’ ability to manage day-to-day operations of NFP’s subsidiary Share financially in growth of business Access to Best Practices and resources of the NFP system Non-Compete / Non-Solicit Covenants A Transferable Asset A Subsidiary of NFP Large Company Resources Combined with an Entrepreneurial Spirit 13

Ongoing Growth Rewards Typical Initial Earnout End of year 3 Average Growth Rate Contingent Consideration <10% 0.0x 20% 2.5x 35%+ 5.0x Ongoing Bonus Plan Subsequent three-year periods Avg. Growth Above Prior Levels Bonus from NFP’s Share of Growth <10% 0% 20% 25% 35%+ 40% 14

Sources of Revenue Diversification Life Insurance & Wealth Transfer: Fixed & Variable Life Fixed & Variable Annuities Disability & LTC Life Settlements Entrepreneurial Business Market: Group Medical Group Life, Disability, Dental, LTC Retirement Services (403(b) plans) Voluntary Benefits Fee-Based Planning & Investment Advisory: Fee-Only Planning Services Asset Management Programs Diversified Investments Pie chart represents percentage of 2005 business of acquired firms and excludes NFP’s Austin-based distribution utilities. 32% 9% 59% 15

NFP Offers Broad Distribution Resources CHANNELS Acquired firms PartnersFinancial Membership High Cap Producer Group Brokerage / Platforms Retail Benefits Partners Alliances RESOURCES   Life Insurance Life Brokerage Advisory & Investment Services Executive & Corporate Benefits Broker-Dealer 16

Life Insurance – A Valuable Asset Class Life insurance is an essential product for meeting the financial planning demands of the high net worth market Life insurance is a mechanism for addressing wealth transfer and estate planning needs Life insurance provides diversification and protection NFP’s broad carrier relationships lead to better life insurance product navigation and access Underwriting advocacy/brokerage are critical to large case placement 17

Corporate Benefits – Asset Gathering Opportunities Retirement assets include employee qualified plans, as well as individual mutual fund assets Retirement plan design allows employers to recruit and retain quality employees, as well as reduce business taxes NFP’s consultative process provides access to best-of-breed platforms and ensures that employers meet fiduciary obligations Focus on adding value at the participant level so employees are financially prepared for retirement Fee-based approach adds flexibility and value for the employer 18

NFP Advisory & Investment Services Broad resources and access to best-in-class product manufacturers Products/Services Financial & estate planning Income & distribution planning Banking & trust services Annuities, etc. 2005 Highlights Significant RIA asset growth Over 700 IARs (invst. advisor reps.), a 20% increase from a year ago Platforms for high net worth solutions / planning Transaction based Fee-only asset management (separate accounts) 19

Open Architecture Access to the Post-Retirement Solutions Provided by Partners 20

Asset Gathering Case Studies Case Study I – A 2000 Acquisition: An Institutional Investment Consulting Firm An established investment consulting firm providing customized advice primarily to plan sponsors, non-profit organizations, and wealthy families. An emphasis on research and leading edge analysis including proprietary software models. Case Study II – A 2005 Acquisition: An Independent Fee-Only Financial Advisor An independent financial advisor with a leading NYC market share and focus on niche professional practices.21

Case Study I – Strong Organic Growth and Business Management Asset growth driven by expanding client base. Earnings growth exceeding asset growth due to profitability enhancements. Serving 160 institutional clients within the 401(k), 403(b), and pension markets, as well as 180 high net worth clients An active firm within the NFP network participating in NFP conferences and serving as a resource to other NFP firms Succession planning that included the addition of two new principals 22

Case Study II – Attracting Leading Investment Advisors The largest NY-metro Schwab advisor and a top 10 national Schwab advisor with over $1.5 billion in fee-generating client assets Leveraging the NFP network – client introductions with 6 NFP firms NFP transaction provided business perpetuity including a succession plan that allows the senior principal to smoothly transition involvement and ensure the longevity of the firm Principals are rewarded for growing a viable, long-term business model 23

Strong Revenue Growth A combination of strong organic growth from NFP’s existing firms and the continued acquisition of high-performing firms ($ Millions) $6,000 $800 $600 $400 $200 $0 6 Yr CAGR = 44%    $100.1 100% $199.0 34% 66% $268.2 17% 83% $348.2 16% 84% $464.4 13% 87% $639.5 14% 86% $891.4 14% 86% 1999 2000 2001 2002 2003 2004 2005 Revenue from newly acquired firms Revenue from existing firms 24

Strong Cash Earnings Growth Solid organic growth, continued acquisitions and long-term margin expansion at the corporate level drive earnings growth 2000 2001 2002 2003 2004 2005 5 Yr CAGR = 87% ($ Millions) $100 $80 $60 $40 $40 $20 $0 $4.2 $17.0 $29.8 $54.6 $71.1 $95.8 25

A Capital Structure Unlike Most Consolidators ($ in millions) December 31, 2005 December 31, 2004 Cash $ 105.8 $ 83.1 Borrowings 40.0 0.0 Total Stockholders’ Equity 659.7 546.3 Total Capitalization $ 699.7 $ 546.3 Debt / Total Capitalization 5.7% 0.0% Conservative Capital Structure Provides Foundation for Growth 26

Shareholder Base & Lock-Up Structure Lock-Up Schedule for Principals & Apollo First 20% in September 2003 IPO Second 20% in April 2004 Secondary Offering Third 20% in August 2005 Secondary Offering Fourth 20% in September 2006 Final 20% at five-year anniversary of IPO or September 2008 Ongoing Replenishment Stock received as part of incentives is subject to additional liquidity restrictions Pie chart represents percentage ownership of 37.2 million shares outstanding at February 15, 2006. “Other” includes acquisition-related non-Principal shares and shares held by former Principals and former employees. Principals Apollo Management, Employees & Other Institutions & Retail 27

Solid Foundation for the Future Strong, focused, execution-oriented management team Scale, Scale, Scale Growth markets / growth incentives / growth platform Shareholder protection Diversification Priority position in firm earnings Proven history / positive outlook Targeted Long-Term Cash EPS Growth 20% 28

Corporate Headquarters National Financial Partners 787 7th Avenue, 11th Floor New York, NY 10019 phone 212.301.4000 www.nfp.com 29